SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2005

                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

         0-29299                                                 41-1457090
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 944-7777
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On July 11, 2005, CorVu Corporation (the "Company") issued a press release announcing the upcoming resignation of Justin M. MacIntosh as the President and Chief Executive Officer of the Company, effective at such time as a suitable candidate has been selected. Mr. MacIntosh will continue as a member of the Company's Board of Directors and as the Chief Executive Officer of the Asia Pacific subsidiary.

      The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial statements: None.

      (b)   Pro forma financial information: None.

      (c)   Exhibits:

            99.1  Press Release, dated July 11, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORVU CORPORATION


                                        By /s/ David C. Carlson
                                           -------------------------------------
Date: July 11, 2005                        David C. Carlson
                                           Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                                CORVU CORPORATION

Date of Report:                                             Commission File No.:
July 11, 2005                                                            0-29299

Exhibit No.                      ITEM
-----------                      ----

99.1              Press Release, dated July 11, 2005.